John Hancock Trust
Supplement dated January 12, 2011
to the Prospectus dated May 3, 2010
Optimized All Cap Trust
Effective January 12, 2011, the following changes will be made to the Principal Investment Strategies of Optimized All Cap Trust:
Principal Investment Strategies
Under normal market conditions, the fund invests at least 65% of its total assets in equity securities of U.S. companies. The fund will focus on equity securities of U.S. companies across the three market capitalization ranges of large, mid and small. The equity securities in which the fund may invest include common and preferred stocks and securities convertible into common or preferred stocks, including convertible bonds and debentures.
~~The subadviser ranks stocks based on financial attributes, including earnings, valuation, growth and momentum using quantitative analysis. (Quantitative analysis is the process of determining the value of a security by examining its numerical, measurable characteristics such as revenues, price, earnings, valuation and growth and by performing statistical and numerical analysis on this characteristic data.)~~ The management team will ~~then~~ use fundamental analysis to identify large, mid and small cap companies with strong industry position, leading market share, proven management or strong financials. ~~Stocks meeting fundamental and quantitative analysis will be considered for the fund.~~
The fund may invest in foreign securities and in American Depository Receipts (ADRs), American Depository Shares (ADSs), European Depository Receipts (EDRs), Global Depository Receipts (GDRS) and other securities with equity characteristics. It may also invest in exchange-traded funds (ETFs).
~~may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date. Investments in foreign securities may include depositary receipts.~~
The fund may invest in or use equity index futures, warrants and rights~~the following derivatives~~ for hedging purposes in a manner consistent with the investment objectives of the fund and as permitted by applicable securities legislation~~: buying futures and S&P Depositary Receipts~~. Such use would include the hedging of significant cash flows into or out of the fund.
The fund’s investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.

Optimized Value Trust
Effective January 12, 2011, the following changes will be made to the Principal Investment Strategies of Optimized Value Trust:
Principal Investment Strategies
Under normal market conditions, the fund invests at least 65% of its total assets in equity securities of U.S. companies with the potential for long-term growth of capital, with a market capitalization range, at the time of investment, equal to that of the fund’s benchmark, the Russell 1000 Value Index. As of October 31, 2010, the market capitalization range of the Russell 1000 Value Index was $209 million to $335.3 billion.
The equity securities in which the fund may invest include common and preferred stocks and securities convertible into common or preferred stocks, including convertible bonds and debentures. The subadviser uses ~~both~~ fundamental analysis to select securities for inclusion in the fund~~qualitative and quantitative analysis to determine the best investment values~~, emphasizing securities that may have been undervalued by the market.
~~Qualitative analysis may include company visits and management interviews while quantitative analysis may include evaluations of financial data, assessment of market share and industry position, and factors such as price-to-earnings ratios, dividend yield, and earnings growth.~~
The subadviser will seek ~~then use fundamental analysis~~ to identify large companies with strong industry position, leading market share, proven management or strong fundamentals. ~~Stocks meeting fundamental and quantitative analysis will be considered for the fund.~~
The fund may also invest in foreign securities and in American Depository Receipts (ADRs), American Depository Shares (ADSs), European Depository Receipts (EDRs), Global Depository Receipts (GDRS) and other securities with equity characteristics. It may also invest in exchange-traded funds (ETFs).
The fund may invest in or use equity index futures, warrants and rights for hedging purposes in a manner consistent with the investment objectives of the fund and as permitted by applicable securities legislation. Such use would include the hedging of significant cash flows into or out of the fund.
The fund’s investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.
Optimized All Cap Trust
Optimized Value Trust
Portfolio Managers
Effective January 12, 2011, the following persons became the portfolio managers of the Optimized All Cap Trust and Optimized Value Trust, and the following information replaces the portfolio manager information in the current prospectus:
Walter McCormick, CFA. Senior Managing Director, Senior Portfolio Manager
Prior to joining Manulife Asset Management in 2010, Walter McCormick was managing director and senior portfolio manager with the Berkeley Street Equity team at Wells Capital Management. He joined WellsCap from Evergreen Investments, where he served in a similar role since 2002. Earlier, he served as head of the Large Cap Core Growth Team at Keystone Investments and as head of the Large Cap Value Team at David L. Babson & Co. Walter began his investment industry career in 1970 as a senior portfolio manager and director of Equity Investments for Rhode Island Hospital Trust National Bank. He earned a bachelor’s degree from Providence College and a master’s degree in business administration from Rutgers University. Walter has earned the right to use the CFA designation and is a member of the Boston Security

Analysts Society. He is also past president of the Providence Society of Financial Analysts. Mr. McCormick began his investment career in 1970.
Emory (Sandy) Sanders, CFA. Senior Managing Director, Senior Portfolio Manager
Prior to joining Manulife Asset Management in 2010, Sandy Sanders was a portfolio manager on the Berkeley Street Equity Team at Wells Capital Management. He joined WellsCap from Evergreen Investments, where he began his investment industry career in 1997. Sandy earned a bachelor’s degree from the University of Vermont. He has earned the right to use the CFA designation and is a member of the Boston Security Analysts Society. Mr. Sanders began his investment career in 1997.

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